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                                                                    Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 27, 2004, in Amendment No. 2 to the Registration Statement (Form S-l Amendment No. 2 No. 333-112539) and related Prospectus of Barrier Therapeutics, Inc. dated March 12, 2004.

MetroPark, New Jersey                        /s/ Ernst and Young
March 12, 2004